Exhibit 21.1
SUBSIDIARIES OF
REINSURANCE GROUP OF AMERICA, INCORPORATED

Arch Solutions Group LLC, Missouri Limited Liability Company, 50% owned by Reinsurance Group of America, Incorporated
Arch Solutions Agency LLC, Missouri Limited Liability Company, wholly owned by Arch Solutions Group LLC
Castlewood Financial LLC, Missouri Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
Castlewood Reinsurance Company, Missouri corporation, wholly owned by Reinsurance Company of Missouri, Incorporated
Chesterfield Financial Holdings LLC, Delaware Limited Liability Company, wholly owned by Reinsurance Company of Missouri, Incorporated
Chesterfield Reinsurance Company, Missouri corporation, wholly owned by Chesterfield Financial Holdings LLC
Gateway Ridge LLC, Missouri Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
Horseshoe Financing LLC, Missouri Limited Liability Company, wholly owned by RGA Worldwide Reinsurance Company, Ltd.
Leidsche Leven Holding B.V., Netherlands limited liability company, wholly owned by Reinsurance Group of America, Incorporated
Leidsche Verzekering Maatschapij N.V., Netherlands corporation, wholly owned by Leidsche Leven Holding B.V.
Malaysian Life Reinsurance Group Berhad, Malaysian corporation, 30% owned by Reinsurance Group of America, Incorporated
Manor Reinsurance, Ltd., Barbados corporation, wholly owned by Reinsurance Group of America, Incorporated
Maroon Financing LLC, Missouri Limited Liability Company, wholly owned by RGA Worldwide Reinsurance Company, Ltd.
Meramec Financing LLC, Iowa Limited Liability Company, wholly owned by RGA Worldwide Reinsurance Company, Ltd.
Newcastle Financial LLC, Missouri Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
Parkway Reinsurance Company, Missouri corporation, wholly owned by Reinsurance Company of Missouri, Incorporated
Reinsurance Company of Missouri, Incorporated, Missouri corporation, wholly owned by Reinsurance Group of America, Incorporated
Reinsurance Partners, Inc., Missouri corporation, wholly owned by RGA Reinsurance Company
RGA Americas Reinsurance Company, Ltd., Bermuda corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Atlantic Reinsurance Company Ltd., Barbados corporation, wholly owned by RGA Americas Reinsurance Company, Ltd.
RGA Australian Holdings Pty Limited, Australian corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Brazil Serviços Ltda, Brazil limited liability company, 99% owned by Reinsurance Group of America, Incorporated and 1% owned by RGA International Corporation
RGA Capital Limited U.K., United Kingdom private limited company, wholly owned by RGA Holdings Limited
RGA Capital LLC, Missouri Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
RGA Enterprise Services Company, Missouri corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Financial Group, L.L.C., Delaware Limited Liability Company, 55% owned by RGA Reinsurance Company (Barbados) Ltd. and 45% owned by Reinsurance Group of America, Incorporated

RGA Global Reinsurance Company, Ltd., Bermuda private limited corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Holdings Limited, private limited United Kingdom company, wholly owned by Reinsurance Group of America, Incorporated
RGA International Corporation, Nova Scotia ULC, wholly owned by Reinsurance Group of America, Incorporated
RGA International Division Sydney Office Pty. Limited, Australian Limited Liability Company, wholly owned by RGA International Services Pty Ltd.
RGA International Reinsurance Company Limited, private limited Ireland company, wholly owned by Reinsurance Group of America, Incorporated
RGA International Services Pty Ltd., Australian corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Life Reinsurance Company of Canada, Federal corporation, wholly owned by RGA Americas Reinsurance Company, Ltd.
RGA Mortgage Loan Servicing LLC, Missouri Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
RGA Real Estate Holdings, L.L.C., Missouri Limited Liability Company, wholly owned by RGA Reinsurance Company
RGA Real Estate Investments, L.L.C. , Missouri Limited Liability Company, wholly owned by RGA Reinsurance Company
RGA Reinsurance Company, Missouri corporation, wholly owned by Reinsurance Company of Missouri, Incorporated
RGA Reinsurance Company (Barbados) Ltd., Barbados corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Reinsurance Company Middle East Limited, Dubai International Finance Centre private limited company, wholly owned by Reinsurance Group of America, Incorporated
RGA Reinsurance Company of Australia Limited, Australian corporation, wholly owned by RGA Australian Holdings Pty Limited
RGA Reinsurance Company of South Africa Limited, South African corporation, wholly owned by RGA South African Holdings (Pty) Ltd.
RGA Services (Singapore) Pte. Ltd., a Singapore Limited Liability Company, wholly owned by Reinsurance Group of America, Incorporated
RGA Services India Private Limited, Indian private limited corporation, 99% owned by Reinsurance Group of America, Incorporated and 1% owned by RGA Holdings Limited
RGA South African Holdings (Pty) Ltd., South African corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA Technology Partners, Inc., Missouri corporation, wholly owned by Reinsurance Group of America, Incorporated
RGA UK Services Limited (f.k.a. RGA Managing Agency Limited), private limited United Kingdom company, wholly owned by RGA Holdings Limited
RGA Worldwide Reinsurance Company, Ltd., Barbados corporation, wholly owned by Reinsurance Group of America, Incorporated
Rockwood Reinsurance Company, a Missouri corporation, wholly owned by Reinsurance Group of America, Incorporated
Timberlake Financial, L.L.C., Delaware Limited Liability Company, wholly owned by Reinsurance Company of Missouri, Incorporated
Timberlake Reinsurance Company II, South Carolina corporation, wholly owned by Timberlake Financial, L.L.C.
Wild Horse Financing LLC, Iowa Limited Liability Company, wholly owned by RGA Worldwide Reinsurance Company, Ltd.